Exhibit 99.1

Investor Presentation November 2021

Forward - Looking Statements This presentation contains certain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . Forward - looking statements include the information concerning our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material . Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward - looking in nature and not historical facts, although not all forward - looking statements include the foregoing . Forward looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward - looking statements . The Company undertakes no obligation to revise or update publicly any forward - looking statements except as required by law . Non - GAAP Financial Measures This presentation includes certain non - GAAP financial measures . While the Company believes these are useful measures for investors, they are not presented in accordance with GAAP . You should not consider non - GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP . Because not all companies use identical calculations, the presentation herein of non - GAAP financial measures may not be comparable to other similarly titled measures of other companies . Please see Section 07 – Appendix for important reconciliations between our non - GAAP and GAAP financial measures . Industry and Other Data Certain market and industry data included in this presentation have been obtained from third - party sources that the Company believes to be reliable . Market estimates are calculated by using independent industry publications, government publications, reports by market research firms and third - party forecasts in conjunction with the Company’s assumptions about its markets . Some data are also based on the Company’s good faith estimates, which are derived from its review of internal surveys and from independent sources . The Company believe these estimates to be reasonable based on the information available to it as of the date of this presentation . However, the Company has not independently verified such third - party information and cannot assure the recipient of its accuracy or completeness . DISCLAIMER

1. Key Takeaways 2. Our Company 3. Our Opportunity 4. Our Differentiated Platform 5. Financial Highlights 6. Our Team / History 7. Appendix 4 6 13 19 24 27 32 Table of Contents

© Midwest Holding Inc. | Midwest : Organization and Leadership Key Takeaways 01

© Midwest Holding Inc. | KEY TAKEAWAYS 5 We established a unique ecosystem of technology, insurance, and asset management Complementary annuity & investment products powered by innovative technology We are poised for growth and just scratching the surface of our capabilities Significant opportunity set as insurance and asset management industries collide We developed an optimal business model under one roof Differentiated approach within the marketplace We are well positioned for profitable growth and scalability High - growth base plan in the near term Our seasoned professionals are the core of what we do Tailored and interdisciplinary team with broad capabilities

© Midwest Holding Inc. | Midwest : Organization and Leadership Our Company 02

© Midwest Holding Inc. | We are the future of planning for tomorrow 7

© Midwest Holding Inc. | INSURANCE & INVESTMENT MANAGEMENT PLATFORM Midwest is a technology - enabled insurance and asset management company. We manufacture and distribute investment and annuity products to retail and institutional investors in partnership with third - party asset managers. Alternative Assets Annuity Products Investment Products • Built from the ground up in 2018 to reinvent the insurance value chain by connecting individual annuity buyers with institutional asset managers and investors • Our goal is to build a unique platform capable of significant long - term earnings power for our stakeholders Platform Highlights 8 Midwest intermediates a fully distributed capital structure

© Midwest Holding Inc. | COMPLEMENTARY PRODUCTS Our annuity products provide our investment products with long duration, low - cost capital while our investment products provide our annuity products with complementary capital INVESTMENT PRODUCTS Complementary Products 9 Low - cost Capital Capital Enhanced Return Guaranteed Return ANNUITY PRODUCTS

© Midwest Holding Inc. | MIDWEST ANNUITY PRODUCTS Our annuities are simple, competitive, and easy to integrate with our distribution Multi - Year Guaranteed Annuity (“MYGA”) Fixed Indexed Annuity (“FIA”) Accumulation Product Similar to a CD • 3 - and 5 - year surrender charge periods • Offer a loyalty bonus for not making withdrawals • No complicated riders Guaranteed Return with Equity Upside • 7 - year & 10 - year surrender charge period • Policyholder has various equity index selection options • Premium bonus version offers day one account value credit 10 ANNUITY PRODUCTS

© Midwest Holding Inc. | MIDWEST INVESTMENT PRODUCTS Powered by our annuity products, Midwest has created an innovative suite of attractive investment solutions for institutional and retail investors Asset Manager Product Income Product Uncorrelated Flexible Financing Solutions • Turnkey solution for asset managers actively seeking annuity risk • Offering the benefit of insurance liabilities packaged as a product Stable Risk Adjusted Returns • Passive investors seeking strong expected income returns • Midwest manages entire product with institutional asset management partners INVESTMENT PRODUCTS 11

© Midwest Holding Inc. | MIDWEST TECHNOLOGY PLATFORM Technology applied to solve industry inefficiencies Speed to market on new products, automation drives down costs Allows for seamless integration with distribution channels Cloud - based systems with internal development Data Analytics • Secure Log - ins • Product Development • Policy Issuance and Admin • Document Management • Electronic Applications • Agent/ Policyholder Portal • Asset Liability Management 12 Midwest is building on a modern technology stack enabling best - in - class customer experience which provides us a foundation for low - cost scalable operations

© Midwest Holding Inc. | Midwest : Organization and Leadership Our Opportunity 03

© Midwest Holding Inc. | Midwest sits at the intersection of two large and converging industries 14

© Midwest Holding Inc. | Annual U.S. Life & Annuity Premium (1) Sources: S&P Global Market Intelligence, Insurance Information Institute, “U.S. Individual Annuities, 2020 Year in Review, LI MRA , 2021.”. United Nations World Population Prospects – 2019. 1. Market data reflects 2020 direct written premiums. 2. Based on 2020 direct written premiums. 3. Compound Annual Growth Rate ADDRESSABLE MARKET – LIFE & ANNUITY INDUSTRY Individual Annuity Market: $219BN Individual Agents: $42BN Life and Health Market: $1,001BN Market Highlights • Expected retirement age population CAGR (3) : ~3.0% • Asset managers make up 38% of top 20 annuity writers, up from 0% in 2008 15 MDWT share of individual annuity market = 22 bps (2)

© Midwest Holding Inc. | U.S. Alternative Asset Market (1) 1. Source: Preqin as of August 2021 2. Based on $45MM of reinsurance capital raised in 2020. Alternative Asset 2020 Fundraising: $581BN 16 Alternative Asset AUM: $7.6TN MDWT share of U.S. alternative asset fundraising market = 1 bp (2) ADDRESSABLE MARKET – ALTERNATIVE ASSET MANAGEMENT INDUSTRY

© Midwest Holding Inc. | Asset managers make up 38% of top 20 annuity writers, up from 0% in 2008 THE LIFE & ANNUITY AND ASSET MANAGEMENT INDUSTRIES SIT AT A POINT OF CONVERGENCE Source: LIMRA, Secure Retirement Institute U.S. Individual Annuities Sales Survey Asset Manager Controlled Carriers Asset Manager Sponsored Carriers 17

© Midwest Holding Inc. | MIDWEST IS A GROWTH OPPORTUNITY IN A VALIDATED BUSINES S MODEL Apollo Investor Day – October 2021 18

© Midwest Holding Inc. | Midwest : Organization and Leadership Our Differentiated Business Model 04

© Midwest Holding Inc. | Midwest combines the best of technology , insurance and asset management to create the optimal business model . 20

© Midwest Holding Inc. | 21 WHY ARE THE LIFE & ANNUITY AND ASSET MANAGEMENT INDUSTRIES CONVERGING? COMPLEMENTARY INDUSTRIES Investment Strategy Distribution Model Duration / Cost of Capital Technology Capital Requirements Traditional Life & Annuity Company Legacy Retail Long / Low Cost Legacy Intensive Suboptimal Overall Platform Traditional Alternative Asset Manager Modern Institutional Short / High Cost Legacy Light Suboptimal Products Insurance Investment

© Midwest Holding Inc. | 22 MIDWEST COMBINES THE BEST OF BOTH MIDWEST MODEL – BEST OF BOTH WORLDS Modern Retail + Institutional Long / Low Cost Modern Light Optimal Open - architecture investment strategy deployed in tandem with 1505 Capital Diversified investor base allows for broader distribution capabilities Longer duration / lower cost of capital compared to traditional asset managers Tailored product solutions drive efficient connectivity to clients Allows for significant scalability to grow the platform Investment Strategy Distribution Model Duration / Cost of Capital Technology Capital Requirements Traditional Life & Annuity Company Legacy Retail Long / Low Cost Legacy Intensive Suboptimal Overall Platform Traditional Alternative Asset Manager Modern Institutional Short / High Cost Legacy Light Suboptimal Products Insurance Investment Insurance + Investment Midwest deploys complementary insurance and investment products

© Midwest Holding Inc. | HOW WE DO IT – THE MIDWEST HOLDING MODEL Insurance Technology • Modern technology solutions for insurance and investment products • End - to - end, cloud - based policy administration • Comprehensive asset & liability risk management platform • Existing insurance company formed in 1960, reimagined in 2018 • Industry best practices combined with forward - thinking technology • Provides strong annuity products Reinsurance • Vermont - sponsored captive reinsurer • Rapid and efficient launch of investor reinsurance vehicles • Efficiently and quickly transforms capital into reinsurance Asset Management • SEC - registered investment advisor • Product specialists across the fixed income spectrum • Insurance experience, relationships & capabilities • Unique investment solutions for American Life and investors 23 We’ve built a transformational platform capable of significant long - term earnings power for our stakeholders

© Midwest Holding Inc. | Midwest : Organization and Leadership Financial Highlights 05

© Midwest Holding Inc. | FINANCIAL HIGHLIGHTS $161.4 $415.6 $503.5 FY '19 FY '20 LTM Q3 '21 Annuity Direct Written Premiums ($MM)(Statutory) +92% (4) 25 $182.3 $669.9 $1,024.3 12/31/19 12/31/20 9/30/21 Assets Under Management (1) ($MM) +168% (4) $0.4 $6.2 $18.5 $6.3 $12.5 $13.4 FY '19 FY '20 LTM Q3 '21 Reinsurance Fees GAAP Revenue GAAP Revenue / Reinsurance Fees (2) +54% (4) Economic Book Value Per Share (3) $10.58 $28.88 12/31/19 9/30/21 + 77% (4) +790% (4) Note: LTM figures represent data from the 12 months preceding the end of Q3 2021 1. Includes Investments and Cash 2. GAAP Revenue includes operating components of GAAP revenue & excludes net realized gain (loss) on investments. Reinsurance Fe es account for reinsurance transactions completes during the referenced periods. 3. Represents the revenue Midwest receives on a statutory basis and retains accounting for completed reinsurance transactions. 4. Represents annualized Compound Annual Growth Rate (CAGR) from 12/31/19 to 9/30/21.

© Midwest Holding Inc. | ILLUSTRATIVE MIDWEST REVENUE MODEL 1. Based on Statutory Accounting methodology 2. Annualized recurring revenue is based on $14BN ceded premium, assuming 7 year average policy duration. The expected average duration of our assets is ~7 years. $2BN of premium per annum (1) implies a $14B Balance Sheet and $140M of annualized recurring revenue 26 Total fee - generating capital under current long - term target $14B in fee - generating assets Average duration of Midwest products 7 - year average asset duration Long - term target for annual premium issued $2B in annual written premiums (1) Total annual recurring fee revenue opportunity (1) $140M annual recurring revenues Inclusive of ceding, asset management, and administration fees 1% annualized recurring fees

© Midwest Holding Inc. | Midwest : Organization and Leadership Our Team / History 06

© Midwest Holding Inc. | COMPANY LEADERSHIP 28 • 25 years of experience in insurance, technology and asset management • Managing member of insurance advisory firm Rendezvous Capital LLC since 2010 • Former Managing Director at Swiss Re, managing a multibillion - dollar credit portfolio • B.S. Electrical Engineering from MIT and MBA from MIT Sloan Mike Minnich Founder, Chairman & Co - CEO • 16 years of experience in insurance investing, distribution and technology • Co - founded Vanbridge LLC, a boutique insurance intermediary sold in 2018 • Founding Portfolio Manager of Arrowgrass Capital Partners, a multibillion - dollar multi - strategy asset manager • B.S. Computer Science from Brown University and M.S. Electrical Engineering from Stanford University Michael Salem Founder, Co - CEO Georgette Nicholas President & Chief Financial Officer • Joined Midwest in September 2021 • 30 years of experience in the global financial services industry including insurance, reinsurance, and capital markets • Former CEO of Genworth Mortgage Insurance Australia • Held various senior roles within the insurance business of Genworth Financial, Inc. • Worked in public accounting for approximately 20 years • B.S. in Accounting from University of Bridgeport (CPA & CGMA)

© Midwest Holding Inc. | Dedicated team of 61 professionals across offices in New York, NY and Lincoln, NE OUR INTERDISCIPLINARY TEAM Investment Management Professionals 7 Avg. Experience 17 Corporate Strategy Technology years Insurance & Reinsurance Operations 29 Professionals 14 Avg. Experience 15 years Professionals 7 Avg. Experience 18 years Professionals 13 Avg. Experience 20 years Professionals 20 Avg. Experience 21 years As of November 1, 2021

© Midwest Holding Inc. | Insider Ownership (1) – MDWT vs. Life & Annuity (2) and Alternative Asset Management (3) Industry Medians OUR ALIGNMENT 1. Source: CapIQ Pro. Insider Ownership includes Individuals, Insiders, Strategic Investors. 2. Life & Annuity Index includes MET, AFL, PRU, PFG, GL, EQH, ATH, VOYA, LNC, UNM, BHF, GNW, CNO, AEL. Market data as of 11/8/2 1. 3. Alternative Asset Management Index includes KKR, APO, CG, ARES, BAM.A, BK. Market data as of 11/8/21. MDWT L&A Industry Median (2) 40x + Mean Ownership % 31.8% 0.8% 30 Alt. AM Industry Median (3) 7.4% 4x + Mean Ownership %

© Midwest Holding Inc. | MIDWEST HISTORY 2003 Midwest incorporates in Nebraska Midwest operates as a private financial services company 2003 - 2017 2018 Mike Minnich and Michael Salem join Midwest, setting innovation in motion 2020 Midwest forms Seneca Re to operate as a sponsored captive insurance company American Life & Security is incorporated 1960 Insurance operations begin at Midwest 2009 1505 Capital is formed as a DE LLC to provide asset management services to insurance companies 2018 Midwest purchases 51% of 1505 Capital 2019 Midwest purchases remaining 49% stake in 1505 2020 2021 Midwest Holding announced a strategic reinsurance partnership with AEG 2020 Midwest completes public offering and NASDAQ listing (MDWT) in Dec. 2020, raising gross proceeds of $70mm 31

© Midwest Holding Inc. | Midwest : Organization and Leadership Appendix 07

© Midwest Holding Inc. | For Investor Presentations Three months ended Nine months ended September 30, September 30, ($000's) 2021 2020 2021 2020 Annuity Premiums (SAP) MYGA direct written premiums 46,719$ 27,537$ 82,279$ 86,503$ FIA direct written premiums 71,208 104,514 285,167 193,034 Annuity direct written premiums 117,927 132,051 367,446 279,537 Ceded premiums 60,062 58,991 193,632 177,979 Annuity Premiums Statistics Premiums ceded % 51% 45% 53% 64% Direct written premiums growth y-o-y %: MYGA 70% (33%) (5%) 9% FIA (32%) NMF 48% NMF Total (11%) 220% 31% 252% Direct written premiums composition %: MYGA 40% 21% 22% 31% FIA 60% 79% 78% 69% Total 100% 100% 100% 100% SUPPLEMENTAL INFORMATION – OPERATING METRICS – ANNUITY PREMIUMS 33

© Midwest Holding Inc. | For Investor Presentations Three months ended Nine months ended September 30, September 30, ($000's) 2021 2020 2021 2020 Operating Components of GAAP Revenue Investment income, net of expenses 6,196$ 434$ 12,303$ 1,277$ Service fee revenue, net of expenses 628 590 1,738 1,359 Other revenue 400 117 1,007 134 Operating components of GAAP revenue - total 7,224$ 1,141$ 15,048$ 2,770$ Fees Received for Reinsurance (1) Fees received for reinsurance - total 3,589$ 4,545$ 11,312$ 8,975$ SUPPLEMENTAL INFORMATION – OPERATING METRICS – OPERATING COMPONE NTS OF GAAP REVENUE & FEES RECEIVED FOR REINSURANCE 34 1. Consists of: 1) amortization of deferred gain on reinsurance, which is a line item from our GAAP Consolidated Statements of C omp rehensive Loss; and 2) deferred coinsurance ceding commission, which is a line item from our GAAP Consolidated Statements of Cash Flows.

© Midwest Holding Inc. | SUPPLEMENTAL INFORMATION – RECONCILIATION – MANAGEMENT EXPENSES TO GAAP EXPENSES 35 1. Non - GAAP. See earnings release 8 - K for further information. For Investor Presentations Three months ended Nine months ended September 30, September 30, ($000's) 2021 2020 2021 2020 Management Expenses (1) G&A 6,212$ 3,279$ 17,357$ 9,152$ Management interest credited 3,230 639 6,110 856 Amortization of deferred acquisition costs 753 235 1,780 376 Expenses related to retained business 3,983 874 7,890 1,232 Management expenses - total 10,195$ 4,153$ 25,247$ 10,384$ G&A Salaries and benefits - GAAP 4,025$ 1,444$ 11,466$ 3,624$ Other operating expenses - GAAP 4,124 1,706 6,769 5,337 Subtotal 8,149 3,150 18,235 8,961 Adjustments: Less: Stock-based compensation (996) (12) (2,765) (25) Less: Mark-to-market option allowance (941) 141 1,887 216 G&A 6,212$ 3,279$ 17,357$ 9,152$ Management Interest Credited (1) Interest credited - GAAP 284$ 380$ 1,868$ 464$ Adjustments: Less: FIA interest credited - GAAP 549 (115) (38) (109) Add: FIA options cost - amortized 2,397 374 4,280 501 Management interest credited 3,230$ 639$ 6,110$ 856$ Reconciliation - Management Expenses to GAAP Expenses Total expenses - GAAP 9,186$ 3,762$ 21,883$ 9,795$ Adjustments: Less: Benefits — 3 — 6 Less: Stock-based compensation (996) (12) (2,765) (25) Less: Mark-to-market option allowance (941) 141 1,887 216 Less: FIA interest credited - GAAP 549 (115) (38) (109) Add: FIA options cost - amortized 2,397 374 4,280 501 Management expenses - total 10,195$ 4,153$ 25,247$ 10,384$

SUPPLEMENTAL INFORMATION – RETAINED AND REINSURANCE BALANCE SHEETS (GAAP)

($000's)	September 30, 2021 Retained	September 30, 2021 Reinsurance	September 30, 2021 Consolidated	December 31, 2020 Retained	December 31, 2020 Reinsurance	December 31, 2020 Consolidated
Assets						
Total investments	$ 418,170	$ 524,669	$ 942,839	$ 185,368	$ 332,827	$ 518,195
Cash and cash equivalents	51,583	29,904	81,487	102,335	49,344	151,679
Accrued investment income	3,471	8,704	12,175	1,956	4,851	6,807
Deferred acquisition costs, net	24,037	—	24,037	13,456	—	13,456
Reinsurance recoverables	—	37,720	37,720	—	32,146	32,146
Other assets	8,921	446	9,367	2,685	1,433	4,118
Total assets	$ 506,182	$ 601,443	$ 1,107,625	$ 305,800	$ 420,601	$ 726,401
Liabilities and Stockholders' Equity						
Liabilities:						
Policyholder liabilities	$ 364,439	$ 614,036	$ 978,475	$ 191,887	$ 418,921	$ 610,808
Deferred gain on coinsurance transactions	27,799	—	27,799	18,199	—	18,199
Other liabilities	33,816	(12,593)	21,223	9,384	1,680	11,064
Total liabilities	$ 426,054	$ 601,443	$ 1,027,497	$ 219,470	$ 420,601	$ 640,071
Stockholders' Equity:						
Voting common stock	4	—	4	4	—	4
Additional paid-in capital	136,061	—	136,061	133,417	—	133,417
Accumulated deficit	(63,178)	—	(63,178)	(53,522)	—	(53,522)
Accumulated other comprehensive income	7,241	—	7,241	6,431	—	6,431
Total Midwest Holding Inc.'s stockholders' equity	$ 80,128	$ —	$ 80,128	$ 86,330	$ —	$ 86,330
Total liabilities and stockholders' equity	$ 506,182	$ 601,443	$ 1,107,625	$ 305,800	$ 420,601	$ 726,401

© Midwest Holding Inc. | 36

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Explanation of Non-GAAP Financial Measures

We have discussed above below certain GAAP and non-GAAP financial measures that our management uses in conjunction with GAAP financial measures as an integral part of managing our business and to, among other things:

- monitor and evaluate the performance of our business operations and financial performance;
- facilitate internal comparisons of the historical operating performance of our business operations;
- review and assess the operating performance of our management team;
- analyze and evaluate financial and strategic planning decisions regarding future operations; and
- plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, our operating performance measures as prescribed by GAAP.

Annuity Premiums - SAP

Annuity premiums, also referred to as sales or direct written premiums, do not correspond to revenues under GAAP, but are relevant metrics to understand our business performance. Under statutory accounting principles, or SAP, our annuity premiums received are treated as premium revenue. Our premium metrics include all sums paid into an individual annuity in a given period. We typically transfer all or a substantial portion of the premium and policy obligations to reinsurers. Ceded premium represents the premium we transfer to reinsurers in a given period. Retained premium represents the portion of premium received during a given period that was not ceded to reinsurers and will either be reinsured in a subsequent period or retained by us. We typically retain premiums prior to transferring them to reinsurers to facilitate block and other reinsurance transactions involving portfolios of annuity premiums.

Fees Received for Reinsurance

We utilize fees received for reinsurance as an economic measure to evaluate our financial performance. We calculate fees received for reinsurance by summing two components: 1) amortization of deferred gain on reinsurance, which is a line item from our GAAP Consolidated Statements of Comprehensive Loss; and 2) deferred coinsurance ceding commission, which is a line item from our GAAP Consolidated Statements of Cash Flows.

Management Expenses

In addition to total expenses, we utilize management expenses as an economic measure to evaluate our financial performance. Management expenses consist of total GAAP expenses adjusted to eliminate items that fluctuate from quarter to quarter in a manner unrelated to core operations, which we believe are useful in analyzing operating trends. The most significant adjustments to arrive at management expenses include the use of management interest credited (as discussed below), the exclusion of stock-based compensation and the exclusion of the mark-to-market option allowance expense (included in other operating expenses) payable to reinsurers to cover their obligations under FIA policies we have reinsured with them. We believe the combined presentation and evaluation of total expenses together with management expenses provides information that can enhance an investor's understanding of our underlying operating results.

Management Interest Credited

We utilize management interest credited, a component of management expenses, as an economic measure to evaluate our financial performance. GAAP interest credited contains significant technical considerations related to fair value accounting with respect to the mark-to-market change in the FIA embedded derivative liability and change in actuarial valuation of the FIA reserve, both of which are sensitive to changes in the market as well as changes in actuarial assumptions. Due to these technical considerations that we believe are less meaningful to management and investors, we exclude the GAAP interest credited expense related to our FIA products and include the amortized cost of options we purchase to service our FIA policy obligations. The sum of GAAP interest credited related to our multi-year guaranteed annuity ("MYGA") products and the amortized cost of options we purchase to service our FIA products constitutes management interest credited.

© Midwest Holding Inc. | 37